                                                                   EXHIBIT 10.21

BANK OF OKLAHOMA, N.A.

Date:    03 OCT 2003
To:      US Exploration

Attn:    Bruce Benson
         303-863-3500
Tel:
Fax:     303-863-1932
From:    Bank of Oklahoma, N.A.
         Bank of Oklahoma Tower
         P. O. Box 2300, 9-SW
         Tulsa, Oklahoma

Attn:    Lindsey Barrows
Tel:     918-588-8230
Fax:     918-588-6853

Confirmation Number. US_234844_847_849

Dear Sir/Madam:

         The purpose of this letter ("Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction"). The parties agree to negotiate in good faith an International Swap Dealers Association Master Agreement ("Master Agreement"). Upon execution of the Master Agreement, this Confirmation shall supplement, form a part of and be subject to the Master Agreement, as amended and supplemented from time to time (the "Agreement") between you and us, which Agreement will then govern this Confirmation except as expressly modified in
Section 1 below. For avoidance of doubt, upon execution of a Master Agreement, the terms and conditions of Sections 3 through 10 shall be superseded by the terms and conditions of the Master Agreement.

         1. The Terms of the Transaction to which this Confirmation relates are as follows:

                  Commodity:                CIG
                  Trade Date:               22 Sep 2003
                  Specified Price:          First Of Month     Spot

                  Fixed Price Payer:        Bank of Oklahoma, N.A.
                  Floating Price Payer:     US Exploration

                  Floating Price:           The index price indicated under the
                                            heading Colorado Interstate Gas, Co.
                                            located in the Prices of Spot Gas
                                            Delivered to Pipelines section of
                                            the first issue of Inside FERCs Gas
                                            Market Report for the relevant
                                            contract month.

                  Notional Quantity:        3,490,000 mmBtu   Total

                  Effective Date:           01 Sep 2003
                  Termination Date:         31 Dec 2005

                  Payment Dates:            The 5th Business day following the
                                            last pricing date for each
                                            Calculation Period, subject to
                                            adjustment in accordance with the
                                            Following Commodity Business Day
                                            Convention. See schedule below.

                  Rounding:                 Four (4) decimal places

                  Event Schedule:

                  Quantity                  Start Date        End Date          Fixed/Strike     Trade Type
                  --------                  ----------        --------          ------------     ----------

                  150,000                                     01 Oct 2003       4.0800           Swap

                  150,000                                     03 Nov 2003       4.0800           Swap

                  150,000                                     01 Dec 2003       4.0800           Swap

                  150,000                                     01 Jan 2004       4.0300           Swap

                  150,000                                     02 Feb 2004       4.0300           Swap

                  140,000                                     01 Mar 2004       4.0300           Swap

                  140,000                                     01 Apr 2004       4.0300           Swap

                  140,000                                     03 May 2004       4.0300           Swap

                  140,000                                     01 Jun 2004       4.0300           Swap

                  140,000                                     01 Jul 2004       4.0300           Swap

                  140,000                                     02 Aug 2004       4.0300           Swap

                  130,000                                     01 Sep 2004       4.0300           Swap

                  130,000                                     01 Oct 2004       4.0300           Swap

                  130,000                                     01 Nov 2004       4.0300           Swap

                  130,000                                     01 Dec 2004       4.0300           Swap

                  130,000                                     03 Jan 2005       3.8150           Swap

                  120,000                                     01 Feb 2005       3.8150           Swap

                  120,000                                     01 Mar 2005       3.8150           Swap

                  120,000                                     01 Apr 2005       3.8150           Swap

                  120,000                                     02 May 2005       3.8150           Swap

                  110,000                                     01 Jun 2005       3.8150           Swap

                  110,000                                     01 Jul 2005       3.8150           Swap

                  110,000                                     01 Aug 2005       3.8150           Swap

                  110,000                                     01 Sep 2005       3.8150           Swap

                  110,000                                     03 Oct 2005       3.8150           Swap

                  110,000                                     01 Nov 2005       3.8150           Swap

                  110,000                                     01 Dec 2006       3.8150           Swap

The following Market Disruption Events shall apply with respect to each transaction hereunder. Price Source Disruption; Trading Suspension; Disappearance of Commodity Reference Price.

Disruption Fallbacks: Negotiated Fallback; with the next applicable Disruption Fallback to be Dealer Fallback; with the next applicable Disruption Fallback to be no-fault Termination,

"Dealer Fallback" means that promptly upon becoming aware of the Market Disruption Event or Additional Market Disruption Event, the parties shall expeditiously and jointly agree upon 3 independent leading dealers in the underlying commodity market selected in good faith (A) from dealers of the highest credit standing which satisfy all the criteria that the parties generally apply at the time of deciding whether to offer or make an extension of credit or to enter into a transaction comparable to the Transaction that is affected by the Market Disruption Event or Additional Market Disruption Event, and (B) to the extent practicable, from among dealers with an office in the same city. Such Dealers shall be appointed to make a determination of the Relevant Price taking into consideration the latest available quotation for the relevant Commodity Reference Price and any other information it deems in good faith to be relevant. The Relevant Price shall be the arithmetic mean of the 3 amounts determined to be the relevant price by such dealer, in which case such calculation shall be binding and conclusive absent manifest error. If the parties have not agreed upon the appointment of the dealers on or before the 5th business day following the first Pricing Date on which the Market Disruption Event or Additional Market Disruption Event occurred or existed, or if a determination of the Relevant Price cannot be obtained from at least 3 dealers, the next applicable Disruption Fallback shall apply to the Transaction.

         Calculation Agent: Bank of Oklahoma

2. Definitions.

All terms in this Confirmation not defined herein shall have the meanings set forth in the 2000 ISDA Definitions and the 1993 ISDA Commodity Derivatives Definitions.

3. Settlement and Payment.

Promptly after the last business day of each Calculation Period, the Calculation Agent shall calculate the Floating Price and notify the Counterparty of such amount. If the Calculation Agent fails to promptly notify the Counterparty, the Counterparty shall determine such amounts and shall make payment or give notice to the Calculation Agent accordingly.

If the Fixed Price exceeds the Floating Price for the Calculation Period, the Fixed Price Payer shall pay the Floating Price Payer an amount equal to the excess multiplied by the Notional Amount for the Calculation Period (calculated to decimal places). If the Floating Amount exceeds the Fixed Price for the Calculation Period, the Floating Price Payer 2 shall pay an amount equal to the excess multiplied by the Notional Amount for the Calculation Period (calculated to 2 decimal places).

Any payments owed hereunder shall be made within 5 business days after receiving notice from the Calculation Agent of the Floating Price.

Payment shall be made no later than 2 PM (EST) of the relevant Payment Date, without offset, deduction, discount or counterclaim, except as set forth herein, and shall be made by federal funds wire transfer in US Dollars only for value to bank accounts to be agreed upon before payment is due.

If a Payment Date falls on a Saturday or banking holiday other than a Monday, payment will be due on the preceding day. If a payment falls on a Sunday or a Monday banking holiday, payment will be due on the following business day.

Any sum not paid when due shall bear interest at an annual rate equal to 1 percentage point above the 1 month London Interbank Offered Rate for deposits in US dollars ("LIBOR") as quoted by Bank of Oklahoma, N.A. at 11 am (EST) on the relevant payment date (or the immediately preceding banking day if such payment date is a weekend or holiday). Interest will accrue from the relevant payment date until all sums due hereunder are paid in full. The foregoing shall not be construed as willingness to provide credit as a matter of course.

4. Representations and Warranties.

Each party represents and warrants to the other party as of the date hereof that

a. It is duly organized and existing under the laws of the jurisdiction of its organization and has full power and legal right to execute, deliver and perform this Agreement.

b. Execution, delivery and performance of this Agreement have been duly authorized by all necessary actions and do not contravene any legal or contractual restriction binding on or affecting it, and the person signing this Agreement is authorized and empowered to do so.

c. It has obtained or submitted any authorization or approval or other action by, or notice to or filing with, any governmental authority or regulatory body that is required for the due execution, delivery and performance of this Agreement.

d. The obligations set forth herein are enforceable against it in accordance with the terms of this Agreement, except as may be limited by bankruptcy, reorganization, moratorium or similar laws affecting creditors, rights generally.

e. No Event of Default (as defined below) or event which with notice and/or lapse of time would constitute an Event of Default, has occurred with respect to it.

f. No litigation, arbitration or administrative proceeding is current or pending or so far as it is aware, threatened against it which would, if adversely determined, have a material adverse effect on its financial condition or its ability to perform its obligations hereunder.

g. It has entered into this Agreement in connection with its line of business and the terms hereof have been individually tailored and negotiated at arm's length between the parties.

h. It is an "eligible contract participant" as defined in Section 101(3) of the Commodity Futures Modernization Act.

i. It has, in connection with the Transaction (i) the knowledge and sophistication to independently appraise and understand the financial and legal terms and conditions of the Transaction and to assume the economic consequences and risks thereof and has, in fact, done so as a result of arm's length dealings with the other party; (ii) to the extent necessary, consulted with its own independent financial, tax, legal or other advisors and has made its own investment, hedging and trading decisions in connection with the Transaction based upon its own judgment and the advice of such advisors and not upon any view expressed by the other party; (iii) not relied upon any representations (whether written or oral) of the other party, other than the representations expressly set forth hereunder and is not in any fiduciary relationship with the other party; (iv) not obtained from the other party (directly or indirectly through any other person) any advice, counsel or assurances as to the expected or projected success, profitability, performance, results or benefits of the Transaction; and (v) determined to its satisfaction whether or not the rates, prices or amounts and other economic terms of the Transaction and the indicative quotations (if any) provided by the other party reflect those in the relevant market for similar transactions.

j. It has entered into this Agreement as principal and not in any other capacity.

k. During the term of this Agreement, it will not be doing business in any jurisdiction that imposes any withholding tax or similar levy on any payment made or received under this Confirmation.

l. It is a producer, processor or commercial user of, or a merchant handling, each "commodity" (as such term is defined in Section la(3) of the Commodity Exchange Act, as amended) which may be the subject of any futures contract referenced in the Floating Price, and any such Transaction entered into is entered into solely for purposes related to its business as such.

5. Non-performance.

a. The occurrence at any time with respect to either party or any Affiliate of any party of any of the following events constitutes an event of default ("Event of Default") with respect to such party ("Defaulting Party"):

i. The Defaulting Party fails to pay or perform any obligation when due hereunder or under any other swap option, cap, floor, collar, forward or similar transaction between the parties ("Other Commodity Transactions") and such failure continues, after receipt of written notice thereof, for more than 2 Business Days in case of non-payment (including without limitation non-payment of collateral) and 5 business days in respect of any other obligation.

ii. The Defaulting Party repudiates its obligations hereunder.

iii. Any representation or warranty made by the Defaulting Party here under proves to have been false or misleading in any material respect when made.

iv. The Defaulting Party becomes bankrupt or insolvent, however evidenced, or is unable (or admits in writing) generally to pay its debts as they become due, or makes a general assignment for the benefit of creditors.

v. The Defaulting Party files or otherwise commences or has filed against if a proceeding under any bankruptcy, insolvency, reorganization or similar law for the protection of creditors or the application for the appointment of a receiver, custodian or similar person, or the passing of a resolution for winding up or liquidation by it or on its behalf.

b. If any Event of Default shall have occurred and be continuing, then the other party ("Non-Defaulting Party") shall have the right to designate an Early Termination Date upon at least 1 business day's notice (except in the case of an Event of Default under clauses 4(a)iv and v above, in which event an Early Termination Date shall be deemed to have occurred immediately prior to such event and no notice shall be required) and to liquidate this Transaction and all other Commodity Transactions then outstanding by:

i. closing out and liquidating each such transaction, so that each such transaction is terminated and calculating a settlement payment for each transaction payable from one party to the other as appropriate;

ii. setting off (A) all such settlement payments owing to the Defaulting Party plus (at the Non-Defaulting Party's discretion) any or all other amounts due to the Defaulting Party under this Transaction or under any other commodity Transaction; (B) all such settlement payments owing to the Non-Defaulting Party plus any or all other amounts due to the Non-Defaulting Party under this Transaction or any Other Commodity Transaction, including but not limited to costs (as defined below); and (C) all collateral held by either party to secure the obligations of the other, so that all such amounts shall be aggregated and/or netted to a single liquidated amount payable within 1 Business Day by the party owing the greater amount to the other party.

c. The Non-Defaulting Party's rights under this section 5 shall be in addition to and not in limitation of any other rights it may have by agreement, operation of law or otherwise. This Agreement constitutes a swap agreement for the purposes of section 560 of the Bankruptcy Code.

d. For the purposes of this agreement, "costs" shall mean brokerage fees, commissions and other similar transaction costs and expenses reasonably incurred in terminating any arrangements made in connection with the Transaction described herein.

e. No party shall be required to pay special, exemplary, punitive, incidental, consequential or indirect damages (whether or not arising from the party's negligence) to the other party, unless the payments are deemed to be liquidated damages. The parties acknowledge and agree that damages are difficult or impossible to determine and such payment constitutes a reasonable approximation of the amount of such damages, not a penalty.

6. If at any time the reliability or financial responsibility of one party shall, in the reasonable opinion of the other party ("Exposed Party") be or become impaired or unsatisfactory, the Exposed Party reserves the right to require the other of party such financial security as is reasonable to cover the financial exposure under this Confirmation within 2 Business Days of any written request thereof.

7. Any notice or communication shall be sent by mail, facsimile transmission, messenger or other reasonable means to the parties at the addresses set forth herein and are deemed received upon actual receipt. Each party (a) agrees that the other may record, on tape or otherwise, any telephone conversation between them, (b) consents to such recording, with or without use of an automatic tone warning device; and (c) waives any right it might have to object to the admissibility into evidence of such recording in any legal proceeding between the parties.

8. This Confirmation contains the entire agreement between the parties hereto and supercedes all prior oral and written communications or agreements relating to the subject hereof.

9. This Confirmation shall be binding and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, that neither party shall assign the whole or any part of its rights and obligations hereunder, directly or indirectly, without the prior written consent of the other party. Unless otherwise stated in such consent, the assignor shall not be released from its obligations hereunder following such assignment.

10. This Confirmation shall be governed by and construed in accordance with the laws of New York without regard to conflicts of law rules. The parties hereto consent to the nonexclusive jurisdiction of the state and federal courts of New York with regard to all disputes hereunder.



Please confirm that the foregoing correctly sets forth the terms of our agreement by executing one copy of this Confirmation and returning it to us within 3 business days after receipt. Thereafter, we may rely on your failure to confirm in writing as your consent that the foregoing correctly sets forth the terms of our agreement.

                                             Yours sincerely,
                                             BANK OF OKLAHOMA, N.A.

                                             BY: /s/ Lindsey Barrows
                                             NAME: Lindsey Barrows
                                             TITLE: Risk Management Officer

                                             PHONE: (918) 588-8230
                                             FAX: (918) 588-6853

         Confirmed as of the date first written above:
         US Exploration

BY: /s/ Bruce D. Benson
NAME:   Bruce D. Benson

TITLE:  President



                                          Confirmation Number: US_234844_847_849

BANK OF OKLAHOMA, N.A.

Date:    24 SEP 2003
To:      U5 Exploration

Attn:    Bruce Benson
Tel:     303-863-3500
Fax:     303-863-1932
From:    Bank of Oklahoma, N.A.

         Bank of Oklahoma Tower

         P.O. Box 2300, 9-SW

         Tulsa, Oklahoma

Attn:    Lindsey Barrows
Tel:     919588-8230
Fax:     918-588-6853

Confirmation Number: US_234857

Dear Sir/Madam:

The purpose of this letter ("Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction"). The parties agree to negotiate in good faith an International Swap Dealers Association Master Agreement ("Master Agreement"). Upon execution of the Master Agreement, this Confirmation shall supplement, form a part of and be subject to the Master Agreement, as amended and supplemented from time to time (the "Agreement") between you and us, which Agreement will then govern this Confirmation except as expressly modified in
Section 1 below. For avoidance of doubt, upon execution of a Master Agreement, the terms and conditions of Sections 3 through 10 shall be superceded by the terms and conditions of the Master Agreement.

1. The Terms of the Transaction to which this Confirmation relates are as follows:

         Commodity:                 WTI-OTC
         Trade Date:                22 Sep 2003
         Specified Price:           Month End Calendar Average

         Fixed Price Payer:         Bank of Oklahoma, NA.
         Floating Price Payer:      US Exploration

         Floating Price:            The Specified Price for the NYMEX Light
                                    Sweet Crude West Texas Intermediate futures contract for the delivery month corresponding to the Reference Month.

         Notional Quantity:         120,000 bar     Total

         Effective Date:            01 Oct 2003
         Termination Date:          31 Dec 2004

         Payment Dates:             The 5th Business day following the last
                                    pricing date for each Calculation Period, subject to adjustment in accordance with the Following Commodity Business Day Convention.
                                    See schedule below.

         Rounding:                  Four (4) decimal places

         Event Schedule:

                                    Convention. See schedule below.

         Rounding:                  Four (4) decimal places

         Event Schedule:

                  Quantity          Start Date       End Date           Fixed/Strike      Trade Type
                  --------          ----------       --------           ------------      ----------

                   9,000            01 Oct 2003       31 Oct 2003       26.7800           Swap
                   9,000            01 Nov 2003       30 Nov 2003       26.7800           Swap
                   9,000            01 Dec 2003       31 Dec 2003       26.7800           Swap
                   9,000            01 Jan 2004       31 Jan 2004       25.8300           Swap
                   8,000            01 Feb 2004       29 Feb 2004       25.8300           Swap
                   8,000            01 Mar 2004       31 Mar 2004       25.8300           Swap
                   8,000            01 Apr 2004       30 Apr 2004       25.8300           Swap
                   8,000            01 May 2004       31 May 2004       25.8300           Swap
                   8,000            01 Jun 2004       30 Jun 2004       25.8300           Swap
                   8,000            01 Jul 2004       31 Jul 2004       25.8300           Swap
                   8,000            01 Aug 2004       31 Aug 2004       25,8300           Swap
                   7,000            01 Sep 2004       30 Sep 2004       25.8300           Swap
                   7,000            01 Oct 2004       31 Oct 2004       25.8300           Swap
                   7,000            01 Nov 2004       30 Nov 2004       25.8300           Swap
                   7,000            01 Dec 2004       31 Dec 2004       25.8300           Swap

The following Market Disruption Events shall apply with respect to each transaction hereunder: Price Source Disruption; Trading Suspension; Disappearance of Commodity Reference Price.

         Disruption Fallbacks: Negotiated Fallback; with the next applicable Disruption Fallback to be Dealer Fallback; with the next applicable Disruption Fallback to be no-fault Termination.

         "Dealer Fallback" means that promptly upon becoming aware of the Market Disruption Event or Additional Market Disruption Event, the parties shall expeditiously and jointly agree upon 3 independent leading dealers in the underlying commodity market selected in good faith (A) from dealers of the highest credit standing which satisfy all the criteria that the parties generally apply at the time of deciding whether to offer or make an extension of credit or to enter into a transaction comparable to the Transaction that is affected by the Market Disruption Event or Additional Market Disruption Event, and (B) to the extent practicable, from among dealers with an office in the same city. Such Dealers shall be appointed to make a determination of the Relevant Price taking into consideration the latest available quotation for the relevant Commodity Reference Price and any other information it deems in good faith to be relevant The Relevant Price shall be the arithmetic mean of the 3 amounts determined to be the relevant price by such dealer, in which case such calculation shall be binding and conclusive absent manifest error. If the parties have not agreed upon the appointment of the dealers on or before the 5th business day following the first Pricing Date on which the Market Disruption Event or Additional Market Disruption Event occurred or existed, or if a determination of the Relevant Price cannot be obtained from at least 3 dealers, the next applicable Disruption Fallback shall apply to the Transaction.

         Calculation Agent: Bank of Oklahoma

2. Definitions.

All terms in this Confirmation not defined herein shall have the meanings set forth in the 2000 ISDA Definitions and the 1993 ISDA Commodity Derivatives Definitions.

3. Settlement and Payment.

         Promptly after the last business day of each Calculation Period, the Calculation Agent shall calculate the Floating Price and notify the Counterparty of such amount If the Calculation Agent fails to promptly notify the Counterparty, the Counterparty shall determine such amounts and shall make payment or give notice to the Calculation Agent accordingly.

If the Fixed Price exceeds the Floating Price for the Calculation Period, the Fixed Price Payer shall pay the Floating Price Payer an amount equal to the excess multiplied by the Notional Amount for the Calculation Period (calculated to 2 decimal places). If the Floating Amount exceeds the Fixed Price for the Calculation Period, the Floating Price payer shall pay an amount equal to the excess multiplied by the Notional Amount for the Calculation Period (calculated to 2 decimal places).

Any payments owed hereunder shall be made within 5 business days after receiving notice from the Calculation Agent of the Floating Price.

Payment shall be made no later than 2 PM (EST) of the relevant Payment Date, without offset, deduction, discount or counterclaim, except as set forth herein, and shall be made by federal funds wire transfer in US Dollars only for value to bank accounts to be agreed upon before payment is due.

If a Payment Date falls on a Saturday or banking holiday other than a Monday, payment will be due on the preceding day. If a payment falls on a Sunday or a Monday banking holiday, payment will be due on the following business day.

Any sum not paid when due shall bear interest at an annual rate equal to 1 percentage point above the 1 month London Interbank Offered Rate for deposits in US dollars ("LIBOR") as quoted by Bank of Oklahoma, N.A., at 11 am (EST) on the relevant payment date (or the immediately preceding banking day if such payment date is a weekend or holiday). Interest will accrue from the relevant payment date until all sums due hereunder are paid in full. The foregoing shall not be construed as willingness to provide credit as a matter of course.

4. Representations and Warranties.

Each party represents and warrants to the other party as of the date hereof that:

a. It is duly organized and existing under the laws of the jurisdiction of its organization and has full power and legal right to execute, deliver and perform this Agreement.

b. Execution, delivery and performance of this Agreement have been duly authorized by all necessary actions and do not contravene any legal or contractual restriction binding on or affecting it, and the person signing this Agreement is authorized and empowered to do so.

c. It has obtained or submitted any authorization or approval or other action by, or notice to or filing with, any governmental authority or regulatory body that is required for the due execution, delivery and performance of this Agreement.

d. The obligations set forth herein are enforceable against it in accordance with the terms of this Agreement, except as may be limited by bankruptcy, reorganization, moratorium or similar laws affecting creditors' rights generally.

e. No Event of Default (as defined below) or event which with notice and/or lapse of time would constitute an Event of Default, has occurred with respect to it.

f. No litigation, arbitration or administrative proceeding is current or pending or so far as it is aware, threatened against it which would, if adversely determined, have a material adverse effect on its financial condition or its ability to perform its obligations hereunder.

g. It has entered into this Agreement in connection with its line of business and the terms hereof have been individually tailored and negotiated at arm's length between the parties.

h. It is an "eligible contract participant" as defined in Section 101(3) of the Commodity Futures Modernization Act.

i. It has, in connection with the Transaction (i) the knowledge and sophistication to independently appraise and understand the financial and legal terms and conditions of the Transaction and to assume the economic consequences and risks thereof and has, in fact, done so as a result of arm's length dealings with the other party, (ii) to the extent necessary, consulted with its own independent financial, tax, legal or other advisors and has made its own investment, hedging and trading decisions in connection with the Transaction based upon its own judgment and the advice of such advisors and not upon any view expressed by the other party; (iii) not relied upon any representations (whether written or oral) of the other party, other than the representations expressly set forth hereunder and is not in any fiduciary relationship with the other party, (iv) not obtained from the other party (directly or indirectly through any other person) any advice, counsel or assurances as to the expected or projected success, profitability, performance, results or benefits of the Transaction; and (v) determined to its satisfaction whether or not the rates, prices or amounts and other economic terms of the Transaction and the indicative quotations (if any) provided by the other party reflect those in the relevant market for similar transactions,

j. It has entered into this Agreement as principal and not in any other capacity.

k. During the term of this Agreement, it will not be doing business in any jurisdiction that imposes any withholding tax or similar levy on any payment made or received under this Confirmation.

l. It is a producer, processor or commercial user of, or a merchant handling, each "commodity" (as such term is defined in Section 1 a(3) of the Commodity Exchange Act, as amended) which may be the subject of any futures contract referenced in the Floating Price, and any such Transaction entered into is entered into solely for purposes related to its business as such.

5. Non-performance.

a. The occurrence at any time with respect to either party or any Affiliate of any party of any of the following events constitutes an event of default ("Event of Default") with respect to such party ("Defaulting party"):

i. The Defaulting Party fails to pay or perform any obligation when due hereunder or under any other swap, option, cap, floor, collar, forward or similar transaction between the parties ("Other Commodity Transactions") and such failure continues, after receipt of written notice thereof, for more than 2 Business Days in case of non-payment (including without limitation non-payment of collateral) and 5 business days in respect of any other obligation.

ii. The Defaulting Party repudiates its obligations hereunder.

iii. Any representation or warranty made by the Defaulting Party hereunder proves to have been false or misleading in any material respect when made.

iv. The Defaulting Party becomes bankrupt or insolvent, however evidenced, or is unable (or admits in writing) generally to pay its debts as they become due, or makes a general assignment for the benefit of creditors,

v. The Defaulting Party files or otherwise commences or has filed against it a proceeding under any bankruptcy, insolvency, reorganization or similar law for the protection of creditors or the application for the appointment of a receiver, custodian or similar person, or the passing of a resolution for winding up or liquidation by it or on its behalf.

b. If any Event of Default shall have occurred and be continuing, then the other party ("Non-Defaulting Party) shall have the right to designate an Party Termination Date upon at least 1 business days notice (except in the case of an Event of Default under clauses 4(a)iv and v above, in which event an Early Termination Date shall be deemed to have occurred immediately prior to such event and no notice shall be required) and to liquidate this Transaction and all other Commodity Transactions then outstanding by:

i. closing out and liquidating each such transaction, so that each such transaction is terminated and calculating a settlement payment for each transaction payable from one party to the other as appropriate;

ii. setting off (A) all such settlement payments owing to the Defaulting Party plus (at the Non-Defaulting Party's discretion) any or all other amounts due to the Defaulting Party under this Transaction or under any Other Commodity Transaction; (B) all such settlement payments owing to the Non-Defaulting Party plus any or all other amounts due to the Non-Defaulting Party under this Transaction or any Other Commodity Transaction, including but not limited to costs (as defined below); and (C) all collateral held by either party to secure the obligations of the other, so that all such amounts shall be aggregated and/or netted to a single liquidated amount payable within 1 Business Day by the party owing the greater amount to the other party.

c. The Non-Defaulting Party's rights under this section 5 shall be in addition to and not in limitation of any other rights it may have by agreement, operation of law or otherwise. This Agreement constitutes a swap agreement for the purposes of section 560 of the Bankruptcy Code.

d. For the purposes of this agreement, "costs" shall mean brokerage fees, commissions and other similar transaction costs and expenses reasonably incurred in terminating any arrangements made in connection with the Transaction described herein.

e. No party shall be required to pay special, exemplary, punitive, incidental, consequential or indirect damages (whether or not arising from the party's negligence) to the other party, unless the payments are deemed to be liquidated damages. The parties acknowledge and agree that damages are difficult or impossible to determine and such payment constitutes a reasonable approximation of the amount of such damages, not a penalty.

6. If at any time the reliability or financial responsibility of one party shall, in the reasonable opinion of the other party ("Exposed Party") be or become impaired or unsatisfactory, the Exposed Party reserves the right to require of the other party such financial security as is reasonable to cover the financial exposure under this Confirmation within 2 Business Days of any written request thereof.

7. Any notice or communication shall be sent by mail, facsimile transmission. messenger or other reasonable means to the parties at the addresses set forth herein and are deemed received upon actual receipt. Each party (a) agrees that the other may record, on tape or otherwise, any telephone conversation between them; (b) consents to such recording, with or without use of an automatic tone warning device; and (c) waives any right it might have to object to the admissibility into evidence of such recording in any legal proceeding between the parties.

8. This Confirmation contains the entire agreement between the parties hereto and supercedes all prior oral and written communications or agreements relating to the subject hereof.

9. This Confirmation shall be binding and inure to the benefit of the parties hereto and their respective successors permitted assigns; provided, however, that neither party shall assign the whole or any part of its rights and obligations hereunder, directly or indirectly, without the prior written consent of the other party. Unless otherwise stated in such consent, the assignor shall not be released from its obligations hereunder following such assignment.

10. This Confirmation shall be governed by and construed in accordance with the laws of New York without regard to conflicts of law rules. The parties hereto consent to the nonexclusive jurisdiction of the state and federal courts of New York with regard to all disputes hereunder.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing one copy of this Confirmation and returning it to us within 3 business days after receipt. Thereafter, we may rely on your failure to confirm in writing as your consent that the foregoing correctly sets forth the terms of our agreement.


                                             Yours sincerely,
                                             BANK OF OKLAHOMA, N.A.

                                             BY: /s/ Lindsey Barrows
                                             NAME: Lindsey Barrows
                                             TITLE: Risk Management Officer

                                             PHONE: (918) 588-8230
                                             FAX: (918) 588-8853

                  Confirmed as of the date first written above:
                  US Exploration

BY: /s/ Bruce D. Benson
NAME:   Bruce D. Benson
TITLE:  President


                                                  Confirmation Number: US_234857